Exhibit 99.1

29th Annual J.P. Morgan Healthcare Conference January 10-12, 2011

Safe Harbor Statement This presentation contains forward-looking statements that involve risks and uncertainties. These statements may concern, among other things, our business strategy and market opportunities, the development of pharmaceutical products, and future financial and operating results. Additional information that may affect our business and financial prospects, as well as factors that would cause our actual performance to vary from our expectations, may be found in our filings with the Securities and Exchange Commission.

Frank Baldino, Jr., Ph.D. 1953-2010 Founder, Chairman, and CEO A Lasting Legacy

2010 Accomplishments SALES AND MARKETING: Continued successful launch of NUVIGIL with market share growing from 25% to 38% during 2010. On track to deliver >70% increase in TREANDA sales* Expanded our global presence with: launches of EFFENTORA, ACTIQ, ABELCET, and MYOCET in additional European countries 29 new generic launches by Mepha *Based on guidance provided in October 28, 2010 press release

2010 Accomplishments RESEARCH & DEVELOPMENT: Advanced numerous clinical programs including: Tamper Deterrent Hydrocodone into phase 3 for chronic pain CINQUIL into phase 3 for eosinophilic asthma NUVIGIL into phase 3 for bipolar depression LUPUZOR into second phase 2 for systemic lupus erythematosus Domain Antibody Anti-TNF into phase 2 for sciatica CEP-18770 into phase 2 for multiple myeloma CEP-9722 into phase 2 as a PARP inhibitor Filed 4 IND’s to commence U.S. clinical trials

2010 Accomplishments BUSINESS DEVELOPMENT: Acquired Mepha AG Exercised option to acquire Ception Therapeutics Exercised option to acquire BioAssets Development Corporation Entered into agreement with ChemGenex Pharmaceutical Limited Entered strategic alliance with Mesoblast Limited

2010 Accomplishments FINANCIAL: Expect to deliver 26% adjusted sales growth* Expect to deliver 33% adjusted net income growth* On track to deliver over $800 million in cash from operations Expect to end the year with a strong balance sheet including over $1.0 billion in cash *Based on guidance provided in the October 28, 2010 press release. Percentages calculated based upon the midpoint of guidance ranges. See the press release and Form 8-k filed on the same date for reconciliation of non-GAAP figures to GAAP.

Our Track Record

Solid Track Record Of Sales Growth *2010 & 2011 estimates depict the midpoint of guidance ranges provided in press release issued 10/28/10. Sales (millions)

Cash Flow Is Very Meaningful Net Cash Provided By Operating Activities (Millions) * In the chart above we excluded $425 million paid in 2008 in association with the settlement agreement with the U.S. Attorney’s Office that was considered a reduction in net cash provided by operating activities. 3Q YTD $0 $200 $400 $600 $800

Cephalon 2010 & 2011 Guidance 2008 Actual 2009 Actual 2010 Guidance* 2011 Guidance* Adjusted Sales** (Billions) $1.943 +13% $2.152 +11% $2.69 - $2.73 +26% $2.96 - $3.04 +11% Adjusted Net Income** (Millions) $367 + 20% $469 +28% $617 - $632 +33% $652 - $668 +6% * Per October 28, 2010 press release ** For a reconciliation of basic adjusted income per common share to GAAP basic income per common share for each period, see the press releases dated February 12, 2009, February 11, 2010, and October 28, 2010 at www.cephalon.com.

We Have Demonstrated Our Ability To Acquire Promising Assets All figures in millions Acquisition Cumulative Sales Cephalon Asset Cost Thru 3Q 2010 Launch Year Lafon (PROVIGIL/NUVIGIL) $448 $7,205 1998 GABITRIL $110 $574 2000 Anesta (ACTIQ) $357 $2,821 2000 TRISENOX $70 $122 2005 CIMA (FENTORA & other) $483 $814 2006 Zeneus $366 $564 2006 VIVITROL $270 $33 2006 to 2008 AMRIX $99 $274 2007 Salmedix (TREANDA) $131 $582 2008 Mepha $549 $170 2010 Total $2,882 $13,163

We Continue To Acquire Promising Assets Acquisition Cumulative Sales Cephalon Asset Cost Thru 3Q 2010 Launch Year Arana $233 $0 NA Ception $375 $0 NA LUPUZOR $45 $0 NA BioAssets Development $43 $0 NA ChemGenex Investment* $15 NA NA Mesoblast Alliance** $350 NA NA Total $1,061 $0 All figures in millions *This is an investment and does not constitute an acquisition ** This includes upfront license fees and assumes a 19.99% investment in Mesoblast Limited

A Growing Portfolio Of Potential Launches Targeted Launch Year Product Indication Blockbuster Potential 2012 Tamper Deterrent Hydrocodone Chronic pain 2012 TREANDA 1st Line iNHL 2013 NUVIGIL Bipolar 2013 Mesenchymal Precursor Cells Cord blood expansion 2014 CINQUIL Eosinophilic asthma 2014 CEP-37247 Sciatica 2015 LUPUZOR Systemic lupus erythematosus 2015 REVASCOR™ Congestive heart failure 2016 REVASCOR™ Acute myocardial infarction

Mesenchymal Precursor Cell (MPC) Alliance With Mesoblast Limited Cutting-edge entry into regenerative medicine Opportunity to deliver profoundly beneficial medical outcomes Expect long product life cycle with solid intellectual property 1) Congestive heart failure - Approximately 6 million patients in the U.S. alone - Initial opportunity in half of class III & IV patients (900k) 2) Acute myocardial infarction - Approximately 1 million new cases annually in the U.S. - Initial opportunity in STEMI* patients undergoing emergent catheterization procedures (300k) 3) Cord blood expansion - Approximately 2,000 annual US cord blood bone marrow transplants for hematological malignancies initially targeted * STEMI – ST-elevated myocardial infarction

Lesley Russell MB.Ch.B.,MRCP Executive Vice President & Chief Medical Officer

Mesenchymal Precursor Cell (MPC) License From Mesoblast Limited Promising early data with: Congestive Heart Failure – phase 2 Myocardial Infarction – pre-clinical Bone marrow transplant (cord blood expansion) – phase 2 MPCs produce cytokines and/or growth factors that induce endogenous tissue repair or cell proliferation

Single Intra-Myocardial Injection Of Allogeneic MPC For Long-Term Treatment of Congestive Heart Failure 18

19 Phase 2a Congestive Heart Failure (CHF) Clinical Trial 60 patient multi-center, randomized, controlled trial Class II-IV CHF with EF < 40% Randomized 3:1 controls to MPC at 25 M, 75 M, or 150 M cell doses Cells injected by JNJ NOGA MyostarTM catheter Primary endpoint of safety already met:  no adverse events associated with MPC at any dose Secondary endpoints evaluate effects of MPC on (a) cardiac/heart failure hospitalization events over time (b) cardiac-related mortality over time (c) cardiac functional parameters after patients complete 12 months

Over 1.5 Years Study Follow-Up, MPC Treated Patients Had Fewer Cardiac-Related Events, Hospitalizations, And Deaths Than Controls *MACE defined as composite of MI, revascularization, or cardiac death Event MPC treatment (N=45) No. patients with event (%) Controls (N=15) No. patients with event (%) p value Any Serious Adverse Cardiac Event (SAE) 20 (44.4%) 14 (93.3%) 0.001 Repeat SAEs 5 (11.1%) 5 (33.3%) 0.102 Any Hospitalization For Heart Failure 5 (11.1%) 3 (20.0%) 0.4 All Cause Deaths 2 (4.4%) 2 (13.3%) 0.26 Cardiac Deaths 0 (0.0%) 2 (13.3%) 0.059 Any Major Adverse Cardiac Event (MACE*) 3 (6.7%) 6 (40%) 0.005 MACE or Any Hospitalization for Heart Failure 6 (13.3%) 6 (40%) 0.056 Interim data analysis December 2010, after all patients have reached 6 months follow-up 20

MPC Treatment Lowers Rate Of Serious Adverse Cardiac Events Over Time MPC treated (n=45) followed for total 827.6 person-months Controls (n=15) followed for total 268.5 person-months 21

84% reduction, p=0.01 MPC Treatment Lowers Rate Of Major Adverse Cardiac Events (MACE*) Over Time MACE defined as composite of MI, revascularization, or cardiac death MPC treated (n=45) followed for total 827.6 person-months Controls (n=15) followed for total 268.5 person-months 22

61% reduction in rate of heart failure hospitalizations (p=0.13) 48% reduction in rate of all cardiac hospitalizations (p=0.07) MPC treated (n=45) followed for total 827.6 person-months Controls (n=15) followed for total 268.5 person-months MPC Treatment Lowers Rate Of All Cardiac-Related And Heart Failure Hospitalizations Over Time 23

Conclusions Safety and Efficacy: Intra-myocardial injection of allogeneic MPC is safe in patients with advanced congestive heart failure No cell-related adverse events seen at any dose tested Interim analyses indicate that MPC treatment significantly reduces rate of major adverse cardiac events, cardiac-related hospitalization, and mortality over time Lowest MPC dose is at least as effective as higher doses tested Hard end-points achieved to date form basis for the key primary end-points for FDA Phase 3 trial in heart failure patients 24

Intra Coronary Allogeneic Mesenchymal Progenitor Cell (MPC) Transplantation In Myocardial Infarction in Sheep 25

A total of 66 sheep Balloon occlusion 90 minutes / reperfusion (analogous to angioplasty + stent) 30 animals survived the heart attack procedure and were included in analysis 10 control 7 received 12.5M MPC 7 received 25M MPC 6 received 37.5M MPC Normal TIMI 3 flow in all animals post cells (i.e. no reperfusion problems) 4, 8 week analyses of ejection fraction, left ventricular volumes At sacrifice, histology for vascular density, collagen content Intra-Coronary Infusion Of Allogeneic Sheep MPC In Acute Myocardial Infarction 26

Ejection Fraction - Global LV function By PV Loop Left Ventricular Ejection Fraction At 8 Week Follow Up P=0.007 P=0.003 P=0.031 P<0.001 37.5 M 27 Left Ventricular Ejection Fraction 42.5 53.3 56.3 54.8 54.8 35.0 40.0 45.0 50.0 55.0 60.0 Control 12.5 M 25 M 37,5 All

Arteriolar Density Infarct Zone Control 25 M 37.5 M 12.5 M P=0.008 P=0.022 P=0.005 P=0.006 Control 37.5 M 25 M 12.5 M 28 10 20 30 40 50 60 70 All Arteriole density

Conclusions Safety and Efficacy: Intra coronary allogeneic MPC infusion is safe and feasible in a large animal model of AMI and reperfusion No cell-related flow or arrhythmogenic effects seen MPCs significantly improve EF and ventricular volumes MPCs induce arteriogenesis MPCs reduce scarring and collagen replacement of heart muscle 29

Allogeneic MPCs Used As A Feeder Layer To Expand Cord Blood Hematopoietic Stem Cells For Transplantation 30

 25 patients transplanted, under IND protocol Avg. age 40 yrs, all with myeloablative regimen for disease relapse Cord CD34+ HSC expanded >44-fold by co-culture with allogeneic MPC Median time to neutrophil engraftment 15 days Median time to platelet engraftment 54 days 16% (4/25) patients have Grade III/IV GVHD 80% (20/25) patients engrafted neutrophils by day 26 and survived at 100 days (compared with 46% non-expanded double cord, Brunstein et al Blood 2010) Results Of Double Cord Transplants Using MPC Expansion 31

Comparison Of Angioblast Results With CIBMTR Historical Controls In 2008 and 2009 there were 596 non-expanded double cord transplants registered with the CIBMTR across 79 transplant centers. (300 with myeloablative conditioning regimens) Controls MPC Median neutrophil engraftment time 26 days 15 days Median platelet engraftment time >120 days 54 days Neutrophil engraftment <26 days + alive at day 100 46% 84% 32

Next Steps With MPC Programs Finalize CMC requirements prior to entering phase 3 (approximately 12 months) Finalize phase 3 protocol for cord blood expansion program Conduct the end of phase 2 meeting with the FDA for the congestive heart failure program Commence phase 2 program for acute myocardial infarction

Pipeline

Oncology TREANDA® (bendamustine hydrochloride) injection First line non-Hodgkin’s lymphoma (NHL) > Mantle cell lymphoma-2nd line combo with Rituxan® > Multiple myeloma-refractory combo w/Velcade® > CEP-18770 (proteasome inhibitor) Multiple myeloma > CEP-9722 (PARP inhibitor) Solid tumors w/ temozolomide > Research Preclinical 1 2 3 Poised For The Future

Oncology TREANDA® (bendamustine hydrochloride) injection First line non-Hodgkin’s lymphoma (NHL) > Mantle cell lymphoma-2nd line combo with Rituxan® > Multiple myeloma-refractory combo w/Velcade® > CEP-18770 (proteasome inhibitor) Multiple myeloma > CEP-9722 (PARP inhibitor) NSCLC w/ Gemcitabine / Cisplatin > Tumors with DNA repair mismatch > Solid tumors w/ temozolomide > Research Preclinical 1 2 3 Poised For The Future

Oncology (cont’d) CEP-11981* (VEGF-R/TIE2 kinase inhibitor) Solid tumors > CEP-37440* (ALK/ FAK kinase inhibitor) Anaplastic large-cell lymphoma/non-small-cell lung cancer > u CEP-37250 / KHK2804 (Targets glycolipids) (collaboration with Kyowa-Kirin) Colorectal Cancer > CEP-32496* (B-Raf inhibitor) Melanoma > Poised For The Future Research Preclinical 1 2 3 *Planned development by Cephalon Ventures u- Biologic

Oncology (cont’d) u Mesenchymal Precursor Cells Bone marrow transplant (cord blood expansion) > CEP-11981* (VEGF-R/TIE2 kinase inhibitor) Solid tumors > CEP-37440* (ALK/ FAK kinase inhibitor) Anaplastic large-cell lymphoma/non-small-cell lung cancer / > u CEP-37250 / KHK2804 (Targets glycolipids) (collaboration with Kyowa-Kirin) Colorectal Cancer > CEP-32496* (B-Raf inhibitor) Melanoma > Poised For The Future prostate cancer Research Preclinical 1 2 3 *Planned development by Cephalon Ventures u- Biologic

Pain FENTORA® (fentanyl buccal tablet) [C-II] High dose safety study w/ 1000mcg and 1200mcg > CEP-33237 (Tamper Deterrent Hydrocodone) Twice-daily opioid > u CEP-37247 (Anti-TNF) Treatment of Sciatica > u- Biologic Poised For The Future Central Nervous System Disorders NUVIGIL® (armodafinil) [C-IV] Tablets Adjunctive therapy in bipolar depression > CEP-26401* (H3 antagonist) Cognition in Alzheimer’s disease/schizophrenia > *Planned development by Cephalon Ventures Research Preclinical 1 2 3

Pain FENTORA® (fentanyl buccal tablet) [C-II] High dose safety study w/ 1000mcg and 1200mcg > CEP-33237 (Tamper Deterrent Hydrocodone) Twice-daily opioid > u CEP-37247 (Anti-TNF) Treatment of Sciatica > u- Biologic Poised For The Future Central Nervous System Disorders NUVIGIL® (armodafinil) [C-IV] Tablets Adjunctive therapy in bipolar depression > CEP-26401* (H3 antagonist) Cognition in Alzheimer’s disease/schizophrenia > *Planned development by Cephalon Ventures Research Preclinical 1 2 3

Poised For The Future Inflammatory Diseases CINQUILTM (reslizumab) (Anti IL-5) Adult eosinophilic asthma > LUPUZORTM (forigerimod) (CD4 T cell modulator) Systemic lupus erythematosus > CEP-37248 (Anti-IL 12/23) Autoimmune diseases > Research Preclinical 1 2 3 - Biologic Phase 2A

Poised For The Future Inflammatory Diseases CINQUILTM (reslizumab) (Anti IL-5) Adult eosinophilic asthma > LUPUZORTM (forigerimod) (CD4 T cell modulator) Systemic lupus erythematosus > CEP-37248 (Anti-IL 12/23) Autoimmune diseases > Research Preclinical 1 2 3 - Biologic Cardiology REVASCORTM Congestive Heart Failure > Myocardial Infarction > Phase 2B

Thank you! January 10-12, 2011